Note 6 - Assets Held For Sale	12 Months Ended
Mar. 31, 2023
Disposal Group, Held-for-Sale, Not Discontinued Operations [Member]
Notes to Financial Statements
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

6. Assets Held For Sale

As of March 31, 2023, the Company has two non-operating facilities in the Pacific Northwest with a carrying value of $3.1 million and related idle production equipment with a carrying value of $1.2 million that have met the criteria to be classified as held for sale in our Consolidated Balance Sheets. The Company recorded charges of $2.3 million and $0.1 million in fiscal years 2023 and 2022, respectively, in order to properly reflect the carrying value of the assets held for sale as equal to the lower of carrying value or fair value less costs to sell.

As of March 31, 2023, the Company has executed sales agreements to sell one of the facilities and the related equipment therein to two unaffiliated buyers. A deposit of $0.6 million has been received from the buyer of the production equipment and is recorded as a contract liability as of March 31, 2023, as the Company maintains control of the equipment until the sale is finalized. The contract liability is included in other accrued expenses on the Consolidated Balance Sheet as the sale is expected to close and control of the equipment transferred to the buyer within twelve months.

The following table presents information related to the major classes of assets and liabilities that were held for sale in our Consolidated Balance Sheets (in thousands):

	As of:
	March 31,	March 31,
	2023	2022
Property, plant and equipment (net)	$4,358	$5,979
Current assets held for sale	$4,358	$5,979